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                     KEYSTONE AMERICA HARTWELL GROWTH FUND

                               FIRST SUPPLEMENTAL

                              DECLARATION OF TRUST

                             EFFECTIVE MAY 1, 1995



         FIRST SUPPLEMENTAL DECLARATION OF TRUST dated March 15, 1995 made by George S. Bissell, Albert H. Elfner, III, Frederick Amling, Charles A. Austin, III, Edwin D. Campbell, Charles F. Chapin, Leroy Keith, Jr., K. Dun Gifford, F. Ray Keyser, Jr., David M. Richardson, Richard J. Shima and Andrew J. Simons (hereinafter with their successors referred to as the "Trustees") to DECLARATION OF TRUST dated March 18, 1992.


         WHEREAS, the Trustees have determined to change the name of the Trust and to change the designation of its principal office to 200 Berkeley Street, Boston, Massachusetts 02116.

         NOW, THEREFORE, the Trustees hereby declare that they will amend the Declaration of Trust of this Trust as hereinafter set forth:


         ARTICLE I, Name and Definitions, Section 1. Name., is hereby amended to read as follows:

         "This Trust shall be known as the "Keystone Hartwell Growth Fund" and the Trustees shall conduct the business of this Trust under that name or any other name as they may from time to time determine."

         This Amendment shall become effective as of May 1, 1995.


         All other provisions of the Declaration of Trust shall continue as originally stated.

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have caused this First Supplemental Declaration of Trust to be executed on the 15th day of March, 1995.
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/s/ George S. Bissell, Trustee
-----------------------------------
    George S. Bissell, Trustee


/s/ Albert H. Elfner, III, Trustee
-----------------------------------
    Albert H. Elfner, III, Trustee


/s/ Frederick Amling, Trustee
-----------------------------------
    Frederick Amling, Trustee


/s/ Charles A. Austin, III, Trustee
-----------------------------------
    Charles A. Austin, III, Trustee


/s/ Edwin D. Campbell, Trustee
-----------------------------------
    Edwin D. Campbell, Trustee


/s/ Charles F. Chapin, Trustee
-----------------------------------
    Charles F. Chapin, Trustee


/s/ K. Dun Gifford, Trustee
-----------------------------------
    K. Dun Gifford, Trustee


/s/ Leroy Keith, Jr., Trustee
-----------------------------------
    Leroy Keith, Jr., Trustee


/s/ F. Ray Keyser, Jr., Trustee
-----------------------------------
    F. Ray Keyser, Jr., Trustee


/s/ David M. Richardson, Trustee
-----------------------------------
    David M. Richardson, Trustee


/s/ Richard J. Shima, Trustee
-----------------------------------
    Richard J. Shima, Trustee


/s/ Andrew J. Simons, Trustee
-----------------------------------
    Andrew J. Simons, Trustee


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